(British Columbia,
                                                Alberta and Offshore)

                          PURCHASE OF SPECIAL WARRANTS


TO:               HEALTHCARE CAPITAL CORP.


         1. The undersigned hereby irrevocably agrees to purchase special share purchase warrants (the "Special Warrants") of HealthCare Capital Corp. (the "Corporation") for an aggregate consideration of $ (the "Purchase Price"), representing a purchase price of US$1.25 per Special Warrant. Each Special Warrant shall entitle the holder to acquire one (1) Common Share (a "Common Share") of the Corporation and one (1) Common Share Purchase Warrant (a "Warrant") at no additional cost at any time on or after the issue of the Special Warrants, to and until 4:30 p.m. (Calgary time) (the "Expiry Time") on the earlier of (a) the date which is five (5) days after the date upon which a receipt is issued by the securities commission in each of the Provinces of Alberta and British Columbia (the "Filing Provinces") for the Prospectus qualifying the Common Shares and Warrants to be distributed on the exercise of the Special Warrants; and (b) 365 days from the Final Closing Date.

                  The Warrants shall have a term of approximately two (2) years and expire on August 31, 1998. Each Warrant entitles the holder to subscribe for one (1) additional Common Share of the Corporation at a subscription price of US$2.00 until the expiry thereof. After the Registration Date (defined as the day on which a receipt is issued for the final prospectus and all deficiencies cleared by the applicable securities commissions) should the closing bid for the Corporation's common shares be at a price in excess of US$3.00 per common share, or the Canadian equivalent thereof, for a period of twenty (20) consecutive trading days (as traded on The Alberta Stock Exchange or another more senior North American exchange), the Corporation has the option, on 45 days written notice to the undersigned at the address provided below, to force the exercise or cancellation of the Warrant.

                  Any Special Warrants not exercised on or before the Expiry Time shall be deemed to have been exercised immediately prior to the Expiry Time without any further action on the part of the holder thereof.

         2. The Special Warrants will be duly and validly created and issued pursuant to the terms of a warrant indenture (the "Special Warrant Indenture") to be entered into between the Corporation and The R-M Trust Company of Canada (the "Trustee"), as trustee at or prior to the closing of the Special Warrants. The subscription proceeds from the sale of the Special Warrants will be deposited in the Corporation's bank accounts and unconditionally available to the Corporation upon receipt. The Special Warrant Indenture shall be in such form and contain such terms as shall be approved by the Corporation and its counsel. The Special Warrant Indenture will provide that, in the event a receipt for the Prospectus is not obtained from the securities commission or similar regulatory authority in each of the Filing Provinces on or prior to the date which is 120 days from the Closing Date, each holder of the Special Warrants shall be entitled to receive, upon the exercise or deemed exercise of the Special Warrants, 1.1 times the number of Common Shares and Warrants to which he would otherwise be entitled to receive, without additional payment.

         3. By executing this Purchase Agreement, the undersigned represents, warrants and covenants to the Corporation (and acknowledges that the Corporation is relying thereon) that:

(a) it has been independently advised as to the applicable hold period imposed in respect of the Special Warrants (and the Common Shares and Warrants issuable upon the exercise thereof) under securities legislation in force in the jurisdiction in which it resides and confirms that:

                (i) it is aware of the risks and other characteristics of the Special Warrants and of the fact that the undersigned may not be able to resell the Special Warrants (or the Common Shares and Warrants issuable upon the exercise thereof) except in accordance with applicable securities legislation and regulatory policies and that if it exercises the Special
                           Warrants prior to the issuance of receipts for the Prospectus in its province of residence, the Common Shares and Warrants so acquired will be subject to resale restrictions; and

               (ii) it has not become aware of any advertisement in printed media of general and regular paid circulation or on radio or television with respect to the distribution of the Special Warrants;

(b) it is a resident of the province or jurisdiction set forth below under "Purchaser's Address" and, if purchasing for and on behalf of a beneficial purchaser, other than itself, such beneficial purchaser's jurisdiction of residence is as stated on the execution page of this Purchase Agreement or in Schedule "A" attached hereto and made a part hereof;

(c) unless exempted by an order of the securities commission or similar regulatory authority of the province in which it resides:

                (i)        if it is a resident of British Columbia, it is:

                           A. purchasing sufficient Special Warrants so that the aggregate acquisition cost of the Special Warrants to it is not less than $97,000 and it is not a syndicate, partnership or other form of unincorporated entity or organization created solely to permit the purchase of the Special Warrants (or other similar purchases) by a group of individuals whose individual share of the aggregate acquisition cost of the Special Warrants is less than $97,000; or

                           B. qualified to purchase the Special Warrants pursuant to one or more of the criteria listed in Sections 3, 4 or 5 of Form 20A promulgated pursuant to the regulations to the Securities Act (British Columbia) (the "BC Act"), a copy of which is attached hereto and agrees to execute and deliver a Form 20A to the Corporation and the Agent;

               (ii)        if it is a resident of Alberta, it is:

                           A. purchasing sufficient Special Warrants so that the aggregate acquisition cost of the Special Warrants to it is not less than $97,000 and it is not a syndicate, partnership or other form of unincorporated entity or organization created solely to permit the purchase of the Special Warrants (or other similar purchases) by a group of individuals whose individual share of the aggregate acquisition cost of the Special Warrants is less than $97,000;

                           B. it is purchasing the Special Warrants pursuant to an exemption under the Securities Act (Alberta) (the "Alberta Act") that it is a "sophisticated purchaser";

                           C. it has the investment acumen to assess this offering as a result of:

                                    I.      its net worth and previous  business
                                            or investment experience; or

                                    II.     advice that it has  received on this
                                            investment that was:

                                            1.       independent  advice  on the
                                                     offering  obtained  from  a
                                                     registered   advisor  under
                                                     the   Alberta   Act  or  an
                                                     adviser    exempted    from
                                                     registration  under Section
                                                     64 of the Alberta Act; and

                                            2.       not    obtained    from   a
                                                     promoter       of       the
                                                     Corporation; or

                           D. it is a senior officer or director of the Corporation, a spouse, parent, brother, sister or child of a senior officer or director of the Corporation or a company all of whose voting securities are beneficially owned by one or more of the foregoing persons, or it (complete blank or circle appropriate subscription):

                                    I.      is a close  friend ( ) or relative (
                                            ) of  ,  one  of  the  promoters  of
                                            ------------------------------------
                                            the Corporation; or

                                    II.     is a business  associate of , one of
                                            the           promoters           of
                                            ------------------------------------
                                            the Corporation;

                  (iii) it is a resident of a jurisdiction other than a Province or Territory of Canada or a State of the Unites States of America (an "Offshore Jurisdiction"):

                           A. its purchase of Special warrants and the securities issuable upon the exercise or deemed exercise of the Special Warrants is not in contravention of any legislation in place in such Offshore Jurisdiction;

                           B.       its  purchasing  the  Special   Warrants  as
                                    principal;

                           C. it is purchasing the Special Warrants pursuant to Alberta Securities Commission Notice 7 but is subject to the same hold periods and resale restrictions as persons purchasing who are resident in Alberta;

                           D. it has the investment acumen to assess this offering as a result of its net worth and previous investment experience.

(d) it is purchasing the Special Warrants as principal and no other person, corporation, firm or other organization will have a beneficial interest in the Special Warrants, except if it is a "portfolio manager" as defined in the B.C. Act, it is deemed by the B.C. Act to be acting as principal when it purchases or sells as an agent for accounts that are fully managed by it;

(e) if it is a resident of any jurisdiction referred to in the preceding subparagraphs but not purchasing thereunder, it is purchasing pursuant to an exemption from prospectus or registration requirements (particulars of which are enclosed herewith) available to it under applicable securities legislation and shall deliver to the Corporation and the Agent such further particulars of the exemption(s) and the undersigned's qualifications thereunder as the Corporation or the Agent may reasonably request;

(f) if it is resident in British Columbia and it is not a corporation or an individual but is a syndicate, partnership or other form of unincorporated organization, every participant in the syndicate, partnership or unincorporated organization would have an aggregate acquisition cost of not less than $97,000 for the Special Warrants purchased if the participant were acquiring its proportionate interest in the Special Warrants purchased; and

(g) if it, or any beneficial purchaser for whom it is acting, is resident in British Columbia, it acknowledges that, as the Special Warrants are subject to a hold period under applicable British Columbia securities legislation and pursuant to British Columbia Securities Commission Blanket Order BOR #88/5, either:

         (i)      an initial trade report in the prescribed form; or

         (ii) the report required under the laws of Alberta (provided that such report requires substantially the same information as the initial trade report prescribed for British Columbia purposes), in respect of the resale of the Special Warrants or of the Common Shares acquired on the exercise thereof (in the event such Common Shares are acquired prior to the issuance of a receipt by the British Columbia Securities Commission for a Prospectus);

         must be filed within ten (10) days of the initial trade of such securities;

(h) this subscription has not been solicited in any other manner contrary to the Alberta Act, the BC Act or the respective regulations thereto or the United States Securities Act of 1933 as amended;

(i) if an individual, the undersigned has attained the age of majority and is legally competent to execute this Purchase Agreement and to take all actions required pursuant hereto;

(j) the undersigned is capable of assessing the proposed investment as a result of the undersigned's financial experience or as a result of advice received from a registered person under applicable securities legislation other than the Corporation or an affiliate thereof;

(k) if required by applicable securities legislation, regulatory policy or order or by any securities commission, stock exchange or other regulatory authority, the undersigned will execute, deliver, file and otherwise assist the Corporation in filing, such reports, questionnaires, undertakings and other documents with respect to the issue of the Special Warrants (or the Common Shares and Warrants issuable upon the exercise thereof), including, without limitation, such undertakings as may be required by The Alberta Stock Exchange;

(l) this Purchase Agreement has been duly and validly authorized, executed and delivered by the undersigned and constitutes a legal, valid, binding and enforceable obligation of the undersigned; and

(m) in the case of a subscription by us for Special Warrants acting as agent for a disclosed principal, we are duly authorized to execute and deliver this agreement and all other necessary documentation in connection with such subscription on behalf of such principal and this agreement has been duly authorized, executed and delivered by or on behalf of, and constitutes legal, valid and binding agreement of, such principal.

         The undersigned agrees that the above representations, warranties and covenants will be true and correct both as of the execution of this subscription and as of the Closing Time and will survive the completion of the issuance of the Special Warrants.

         4. The foregoing representations, warranties and covenants are made by the undersigned with the intent that they be relied upon by the Corporation in determining its suitability as a purchaser of Special Warrants, of (if applicable) the suitability of others on whose behalf it is contracting to purchase Special Warrants. The undersigned undertakes to notify the Corporation immediately of any change in any representation, warranty or other information relating to the undersigned set forth herein which takes place prior to the Closing Time (as hereinafter defined).

         5. It is proposed that there will be two closings for this offering. The sale of the initial tranche of Special Warrants will be completed at the head office of the Corporation, in Vancouver, British Columbia, at 5:00 p.m. (Vancouver time) (the "Closing Time") on September 6, 1996 (the "Closing Date"). At the Closing Time on the Closing Date, or as soon thereafter as may be reasonable, the Corporation shall deliver to the Purchaser the certificate representing the Special Warrants prepared in accordance with the terms of the Special Warrant Indenture. The closing of the second tranche of Special Warrants will be completed at the head office of the Corporation, in Vancouver, British Columbia at 5:00 p.m. (Vancouver time) (the "Final Closing Time") on September 30, 1996 (the "Final Closing Date"). At the Final Closing Time on the Final Closing Date, or as soon thereafter as may be reasonable, the Corporation shall deliver to the Purchaser the certificate representing the Special Warrants prepared in accordance with the terms of he Special Warrant Indenture.

         6. In the event that a holder of a Special Warrant who acquires a Common Share or Warrant upon the exercise of the Special Warrant, is or becomes entitled under applicable securities legislation to the remedy of rescission by reason of the Prospectus or any amendment thereto containing a misrepresentation, such holder shall, subject to available defences and any limitation period under applicable securities legislation, be entitled to rescission not only of the holder's exercise of its Special Warrant(s) but also of the private placement transaction pursuant to which the Special Warrants were initially acquired, and shall be entitled in connection with such rescission to a full refund of all consideration paid on the acquisition of the Special Warrants. In the event such holder is a permitted assignee of the interest of the original Special Warrant subscriber, such permitted assignee shall be entitled to exercise the rights of rescission and refund granted hereunder as if such permitted assignee was such original subscriber. The foregoing is in addition to any other right or remedy available to a holder of the Special Warrant under section 168 of the Securities Act (Alberta), equivalent provisions of securities laws in the other provinces of Canada or otherwise at law.

         7. The undersigned expressly waives and releases the Corporation from all rights of withdrawal to which it might otherwise be entitled pursuant to
Section 106(1) of the Securities Act (Alberta) or equivalent provisions of securities laws in the other provinces of Canada or jurisdictions.

         8. The undersigned, if subscribing for the first tranche of Special Warrants, agrees to deliver to the Corporation not later than 5:00 p.m. (Vancouver time) on September 4, 1996, or if subscribing for the second tranche of Special Warrants agrees to deliver to the Corporation not later than 5:00 p.m. (Vancouver time) on September 26, 1996; (a) this duly completed and executed Purchase Agreement; (b) a manually signed and completed copy of the Private Placement Questionnaire and Undertaking required by The Alberta Stock Exchange in the form attached hereto as Schedule "B"; (c) a duly completed Acknowledgement and Undertaking in the form attached hereto as Schedule "C", as appropriate; (d) such other documents as may be requested as contemplated by subsection 3(k) hereof; and (e) the payment of the Purchase Price in a manner acceptable to the Corporation.

         9. The undersigned hereby irrevocably authorizes the Corporation, in its sole discretion:

(a) to act as its representative at the closing and to execute in its name and on its behalf all closing receipts and documents required;

(b) to approve any opinions, certificates or other documents addressed to the undersigned; and

(c) to waive, in whole or in part, any representations, warranties, covenants or conditions for the benefit of the undersigned.

         10. The Corporation shall be entitled to rely on delivery of a facsimile copy of executed subscriptions, and acceptance by the Corporation of such facsimile subscriptions shall be legally effective to create a valid and binding agreement between the undersigned and the Corporation in accordance with the terms hereof.

         11. The contract arising out of this Purchase Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein. Time shall be of the essence hereof.

         12. This Purchase Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

                  DATED  at  the  City  of   ___________   in  the  Province  of
_______________________ , this day of , 1996.


(Name of Purchaser - Please Print)                         (Purchaser's Address)

By:
         Authorized Signature


(Official Capacity or Title, if applicable-please print)      (Telephone Number)


(Please print name of individual whose signature appears above if different from the name of the subscriber printed above)

IF THE PURCHASER IS SIGNING AS AGENT FOR A PRINCIPAL, COMPLETE THE FOLLOWING:


(Name of Principal)                                (Principal's Address)



REGISTRATION INSTRUCTIONS:                         DELIVERY INSTRUCTIONS:
Register the Special Warrants                      Deliver the Special Warrants
as set forth:                                      as set forth:
Name                                               Name


Account reference, if applicable                Account reference, if applicable


Address                                            Contact Name


                                                   Telephone Number

                                   ACCEPTANCE

                  HealthCare Capital Corp. hereby accepts the above offer as of this day of , 1996.

                                             HEALTHCARE CAPITAL CORP.

                                             Per:

                                                                  Schedule "A"

                                                                  Schedule "B"
                       (TO BE COMPLETED BY ALL PURCHASERS)

                           THE ALBERTA STOCK EXCHANGE

                 PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

To be completed by each private placement purchaser of listed securities or securities (including debt securities) which are convertible into listed securities.

1.       DESCRIPTION OF TRANSACTION

         (a)      Name of Issuer of the Securities:

                           HealthCare Capital Corp.

         (b)      Number and Description of Securities to be Purchased:


                         Special Warrants.

         (c) Description of any warrants or other convertible securities being issued:

                           Each Special Warrant is exercisable into one Common Share and one Warrant. Each Warrant entitles the holder to purchase one Common Share at a price of US$2.00 per Common Share until the expiry thereof, subject to an option of forced exercise or cancellation given to the Issuer should the closing bid for the Issuer's common shares be in excess of US $3.00, or the Canadian equivalent thereof, for a period of twenty (20) consecutive trading days (as traded on The Alberta Stock Exchange or another more senior North American stock exchange). Such option to be exercisable by the Issuer upon forty-five (45) days written notice to the Purchaser.

         (d)      Purchase Price:

                           US$1.25 per Special Warrant.

         (e) State the exemption under the Securities Act on which the company is relying to issue the shares:

                           Securities Act (British Columbia) - Section 55(2)(4) Securities Act (Alberta) - Section 107(1)(d) and 107(1)(z)

         (f)      State the hold period to which the shares will be subject:

                           British Columbia - 12 months from the date the Corporation becomes a reporting issuer in British Columbia, unless earlier qualified by Prospectus.

                           Alberta - 12 months from the Closing Date (date of purchase), unless earlier qualified by Prospectus.

2.       DETAILS OF PURCHASER

         (a)      Name of Purchaser:

         (b)      Address:



         (c) If the purchaser is a corporation, state the jurisdiction of incorporation:





         (d)      General Nature of Business:





         (e) Names and addresses of persons having a greater than 5% beneficial interest in the purchaser:





3.       DEALINGS OR PURCHASER IN SECURITIES OF THE ISSUER

         Give the details of all trading by the purchaser in the securities of the issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof:



4.       RELATIONSHIP TO ISSUER

         (a) State if purchaser has any relationship with the issuer, direct or indirect:

         (b)      If the answer to (a) is yes, give details:

         (c) Does the purchaser own, directly or indirectly, any securities of the issuer at the date hereof (other than debt securities which are not convertible into equity securities); if so, give particulars:


5.       HOLD PERIOD

         State the applicable hold period:

                  British Columbia - 12 months from the date the Corporation becomes a reporting issuer in British Columbia, unless earlier qualified by Prospectus.

                  Alberta - 12 months from the Closing Date (date of purchase) unless earlier qualified by Prospectus.

To:               The Alberta Stock Exchange


                  The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

                  The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom without the prior consent of The Alberta Stock Exchange and any other regulatory body having jurisdiction until either:

(a) the expiry of such period as is prescribed by the applicable securities legislation or a period of twelve months from the date of closing whichever is longer; or

(b) a period ending on the date that a receipt for a final prospectus relating to the said securities or any securities to be derived therefrom has been issued by the applicable Securities Commission.

                  If requested to do so by The Alberta Stock Exchange, the undersigned further undertakes to deposit the securities in escrow with a member of The Alberta Stock Exchange or a financial institution acceptable to The Alberta Stock Exchange, subject to the condition that they not be released or sold for a period equal to the applicable hold period without the prior consent of The Alberta Stock Exchange, and to cause such member or financial institution to confirm in writing to the Exchange that the securities have been so deposited. The undersigned acknowledges that it is aware that the removal of the securities from escrow will not entitle it to sell the securities in contravention of any applicable securities legislation.

                  Dated at                            day of                   ,
199__.



                                              (Name of Purchaser - please print)



                                              (Authorized Signature)



                                              (Official Capacity - please print)


                                              (Please  print name of individual
                                              whose signature appears above, if
                                              different  from name of purchaser
                                              printed above)

                CERTIFICATE OF NON-CANADIAN BENEFICIAL OWNERSHIP


                  The  undersigned   hereby   certifies  that  the  certificates
registered in the name of the undersigned are beneficially owned by persons that are not residents of Canada.




                  The undersigned further certifies that except as disclosed herein, the certificates registered in the name of the undersigned are not beneficially owned by any officers, directors or insiders of the Company.


                  Dated at         , this            day of                   ,
1996.





                          Name of Certifying Party



                          Signature of Certifying Party of authorized signing officer of Certifying Party

                                                                   Schedule "C"
                       (British Columbia Purchasers only)

This is the form required under section 135 of the Rules and, if applicable, by an order issued under section 59 of the Securities Act.

                                  FORM 20A(IP)
                        Securities Act (British Columbia)

                     ACKNOWLEDGEMENT OF INDIVIDUAL PURCHASER


1. (the "Purchaser") has agreed to purchase from HealthCare ----------------------------------- Capital Corp. (the "Issuer")
         Special           Warrants           at           US$1.25           per
         ------------------------------------------    Special   Warrant.   Each
         Special Warrant is convertible upon exercise, without further payment, into one Common Share of the Issuer (a "Share") and one Common Share Purchase Warrant (a "Warrant"). One Warrant is exercisable to purchase a further Common Share of the Issuer for two years from the date of issuance of the Special Warrants (the "Closing"), at a price of US$2.00 during the term thereof, subject to an option of forced exercise or cancellation given to the Issuer should the closing bid for its common shares be in excess of US$3.00, or the Canadian equivalent thereof, for a period of twenty (20) consecutive trading days (as traded on The Alberta Stock Exchange or another more senior North American exchange). Such option to be exercisable by the Issuer on 45 days written notice to the Purchaser. The Special Warrants will be deemed to be exercised on that day which falls on the earlier of one year from the Closing, and the day which is ten business days from the day a receipt for a final prospectus qualifying the proposed distribution of the Shares and Warrants to holders of Special Warrants (the "Prospectus") is issued by each of the British Columbia and Alberta Securities Commissions. If such receipts are not issued by that day which falls 120 days from the day of the Closing, then each Special Warrant outstanding after that day will, on exercise entitle the holder to acquire 1.1 times the number of Common Shares and Warrants to which he would otherwise have been entitled to receive, at no additional cost. The Special Warrants are hereinafter referred to as the "Securities" of the Issuer.

2. I am purchasing the Securities as principal and, on closing of the agreement of purchase and sale, I will be the beneficial owner of the Securities.

3. 1 [circle one] have/have not received an offering memorandum describing the Issuer and the Securities.

4.       I acknowledge that:



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                                                       - 2 -

         (a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities; AND

         (b) there is no government or other insurance covering the Securities, AND

         (c)      I may lose all of my investment, AND

         (d) there are restrictions on my ability to resell the Securities and it is my responsibility to find out what those restrictions are and to comply with them before selling the Securities, AND

         (e) I will not receive a prospectus that the British Columbia Securities Act (the "Act") would otherwise require be given to me because the Issuer has advised me that it is relying on a prospectus exemption, AND

         (f) because I am not purchasing the Securities under a prospectus, I will not have the civil remedies that would otherwise be available to me, AND

         (g) the Issuer has advised me that it is using an exemption from the requirement to sell through a dealer registered under the Act, except purchases referred to in paragraph 5(g), and as a result I do not have the benefit of any protection that might have been available to me by having a dealer act on my behalf.

5.       I also acknowledge that:  [circle one]

         (a) I am purchasing Securities that have an aggregate acquisition cost of $97,000 or more, OR

         (b) my net worth, or my net worth jointly with my spouse at the date of the agreement of purchase and sale of the security, is not less than $400,000, OR

         (c) my annual net income before tax is not less than $75,000, or may annual net income before tax jointly with my spouse is not less than $125,000, in each of the two most recent calendar years, and I reasonably expect to have annual net income before tax of not less than $75,000 or annual net income before tax jointly with my spouse of not less than $125,000 in the current calendar year, OR

         (d)      I am registered under the Act, OR



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                                                       - 3 -

         (e) I am a spouse, parent, brother, sister or child of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

         (f) I am a close personal friend of a senior officer or director of the Issuer, or of an affiliate of the Issuer, OR

         (g) I am purchasing securities under section 128(c) ($25,000 - registrant required) of the Rules, and I have spoken to a person [Name of registered person: (the "Registered Person")] who has advised me that the Registered Person is registered to trade or advise in the Securities and that the purchase of the Securities is a suitable investment for me.

6. If I am an individual referred to in paragraph 5(b), 5(c) or 5(d), I acknowledge that, on the basis of information about the Securities furnished by the Issuer, I am able to evaluate the risks and merits of the Securities because: [circle one]

         (a)      of my financial, business or investment experience, OR

         (b)      I have received advice from a person [Name of adviser:
                  (the "Adviser")] who has advised me that the Adviser is:

                         (i) registered to advise, or exempted from the requirement to be registered to advise, in respect of the Securities, and

                         (ii)       not  an   insider   of,   or  in  a  special
                                    relationship with, the Issuer.


The statements made in this report are true.

DATED                               . 19___.



                                   Signature of Purchaser



                                   Name of Purchaser




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                                                       - 4 -




                                    Address of Purchaser


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This is the form required under Section 135 of the Rules and, if applicable,  by an order issued under section 59 of the Securities Act.


                                  FORM 20A(NIP)
                        Securities Act (British Columbia)

             ACKNOWLEDGEMENT OF PURCHASER THAT IS NOT AN INDIVIDUAL


1. ____________________ (the "Purchaser") has agreed to purchase from HealthCare Capital Corp. (the "Issuer") ____________________ Special Warrants at US$1.25 per Special Warrant. Each Special Warrant is convertible upon exercise, without further payment, into one Common Share of the Issuer (a "Share") and one Common Share Purchase Warrant (a "Warrant"). One Warrant is exercisable to purchase a further Common Share of the Issuer for two years from the date of issuance of the Special Warrants (the "Closing"), at a price of US$2.00 during the term thereof, subject to an option of forced exercise or cancellation given to the Issuer should the closing bid for its common shares be in excess of US$3.00, or the Canadian equivalent thereof, for a period of twenty
         (20) consecutive trading days (as traded on The Alberta Stock Exchange or another more senior North American exchange). Such option to be exercisable by the Issuer on 45 days written notice to the Purchaser . The Special Warrants will be deemed to be exercised on that day which falls on the earlier of one year from the Closing, and the day which is ten business days from the day a receipt for a final prospectus qualifying the proposed distribution of the Shares and Warrants to holders of Special Warrants (the "Prospectus") is issued by each of the British Columbia and Alberta Securities Commissions. If such receipts are not issued by that day which falls 120 days from the day of the Closing, then each Special Warrant outstanding after that day will, on exercise entitle the holder to acquire 1.1 times the number of Common Shares and Warrants to which he would otherwise have been entitled to receive, at no additional cost. The Special Warrants are hereinafter referred to as the "Securities" of the Issuer.

2. The Purchaser is purchasing the Securities as principal, or is a trust company, insurer or portfolio manager acting on behalf of fully managed accounts and is deemed to be purchasing as principal under section 55(1) of the British Columbia Securities Act (the "Act").

3. On closing of the agreement of purchase and sale, the Purchaser will be the beneficial owner of the Securities, except where the Purchaser is a trust company, insurer or portfolio manager acting on behalf of fully managed accounts under section 55(1) of the Act.



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                                                       - 2 -

4. The Purchaser [circle one] has/has not received an offering memorandum describing the Issuer and the Securities.

5.       The Purchaser acknowledges that:

         (a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities; AND

         (b) there is no government or other insurance covering the Securities; AND

         (c)      the Purchaser may lose all of its investment; AND

         (d) there are restrictions on the Purchaser's ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Securities; AND

         (e) the Purchaser will not receive a prospectus that the Act would otherwise require to be given to the Purchaser because the Issuer has advised the Purchaser that the Issuer is relying on a prospectus exemption; AND

         (f) because the Purchaser is not purchasing the Securities under a prospectus, the Purchaser will not have the civil remedies that would otherwise be available to the Purchaser; AND

         (g) the Issuer has advised the Purchaser that the Issuer is using an exemption from the requirements to sell through a dealer registered under the Act, except purchases referred to in paragraph 6(b), and as a result the Purchaser does not have the benefit of any protection that might have been available to the Purchaser by having a dealer act on the Purchaser's behalf.

6.       The Purchaser acknowledges that:

         (a) it is a "sophisticated purchaser" as described in paragraph 2 in the attached Appendix A [circle the applicable subparagraph in paragraph 2 in Appendix A]; OR

         (b) the Securities were purchased under section 128(c) ($25,000 - registrant required) of the Rules, and an authorized signatory of the Purchaser has spoken to a person [Name of registered person: (the "Registered Person")] who has advised the authorized signatory that the Registered Person is registered


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                                                       - 3 -

         to trade or advise in the Securities and that the purchase of the Securities is a suitable investment for the Purchaser; OR

         (c) the Purchaser is a corporation, all the voting securities of which are beneficially owned by one or more of:

                        (i)         a close personal  friend of a senior officer
                                    or  director   of  the  Issuer,   or  of  an
                                    affiliate of the Issuer; OR

                        (ii) a senior officer or director of the Issuer, or of an affiliate of the Issuer; OR

                        (iii) a spouse, parent, brother, sister or child of a senior officer or director of the Issuer, or of an affiliate of the Issuer.

7. If the Purchaser is referred to in paragraph 6(a), the Purchaser acknowledges that, on the basis of information about the Securities furnished by the Issuer, the Purchaser is able to evaluate the risks and merits of the Securities because: [circle one]

         (a) of the financial, business or investment experience of the Purchaser, OR

         (b) the Purchaser has received advice from a person [Name of adviser: (the "Adviser")] who has advised the Purchaser that the Adviser is:

                         (i) registered to advise, or exempted from the requirement to be registered to advise, in respect of the Securities, AND

                         (ii)       not  an   insider   of,   or  in  a  special
                                    relationship with, the Issuer.


The statements made in this report are true.

DATED                                       , 19___.



                                  Signature of Authorized Signatory of Purchaser





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                                                       - 4 -

                           Name and Office of Authorized Signatory of Purchaser



                           Name of Purchaser



                           Address of Purchaser


Please turn to Appendix A, which is attached to and forms part of this Form 20A(NIP).


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                          APPENDIX A TO FORM 20A (NIP)


[Circle the applicable subparagraph in paragraph 2.]

"Sophisticated purchaser" means a purchaser that, in connection with a distribution, gives an acknowledgement under section 135 of the Rules to the Issuer, where the Issuer does not believe, and has no reasonable grounds to believe, that the acknowledgement is false, acknowledging both that:

1. the purchaser is able, on the basis of information about the investment furnished by the Issuer, to evaluate the risks and merits of the prospective investment because of:

         (a) the purchaser's financial, business or investment experience, OR

         (b) advice the purchaser receives from a person who is registered to advise, or is exempted from the requirement to be registered to advise, in respect of the security that is the subject of the trade (the "Security") and who is not an insider of, or in a special relationship with, the Issuer of the Security; AND

2.       the purchaser is one of the following [circle one]:

         (a)      a person registered under the Securities Act; OR

         (b)      an individual who:

                         (i) has a net worth, or net worth jointly with the individual's spouse, at the date of the agreement of purchase and sale of the Security, of not less than $400,000, OR

                         (ii) has had in each of the two most recent calendar years, and reasonably expects to have in the current calendar year:

                                    o        annual net income before tax of not
                                             less than $75,000, OR

                                    o        annual  net  income   before   tax,
                                             jointly   with   the   individual's
                                             spouse,  of not less than $125,000;
                                             OR

         (c)      a corporation, partnership or trust that:

                         (i)        has net assets of not less than $400,000, OR



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                                                       - 2 -
                        (ii) has had in each of the two most recent calendar years, and reasonably expects to have in the current calendar year, net income before tax of not less than $125,000, OR

         (d)      a   corporation   in  which  all  of  the  voting  shares  are
                  beneficially owned by sophisticated purchasers or of which the majority of the directors are sophisticated purchasers; OR

         (e) a general partnership in which all of the partners are sophisticated purchasers; OR

         (f) a limited partnership in which a majority of the general partners are sophisticated purchasers; OR

         (g) a trust in which all of the beneficiaries are sophisticated purchasers or the majority of the trustees are sophisticated purchasers.



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